UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ChargePoint Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHARGEPOINT HOLDIN GS, INC. 240 EAST HACIENDA AVENUE CAMPBELL, CA 95008 Your Vote Counts! CHARGEPOINT HOLDINGS, INC. 2022 Annual Meeting Vote by July 11, 2022 11 :59 PM ET You invested in CHARGEPOINT HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 12, 2022. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 12, 2022 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/CHPT2022 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Class II directors Nominees: 01) Jeffrey Harris 02) Susan Heystee 03) G. Richard Wagoner, Jr. 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2023. 3. The advisory approval of the compensation of our named executive officers (II Say-on-Pay II); and 4. The preferred frequency of holding future advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.